Exhibit 10.47
     AMENDMENT NO. 1 dated as of December 22, 2005 (the “Amendment”), with respect to the Intercreditor Agreement dated as of November 24, 2004, and entered into by and among Coinmach Laundry Corporation, a Delaware corporation, Deutsche Bank Trust Company Americas, in its capacity as the collateral agent for the First Lien Creditors (including its successors and assigns from time to time, the “First Lien Collateral Agent”) and The Bank of New York, in its capacity as collateral agent for the Noteholders (including its successors and assigns from time to time, the “Second Lien Collateral Agent”).
     A. In connection with and as a condition precedent to the effectiveness of the Credit Agreement, dated as of January 25, 2002 and as amended and restated as of December 19, 2005 among Coinmach Laundry Corporation, a Delaware corporation (“Holdings”), Coinmach Corporation, a Delaware corporation, the Subsidiary Guarantors listed on the signature page hereto, the lending institutions from time to time party hereto (each, a “Bank” and, collectively, the “Banks”), Deutsche Bank Trust Company Americas, as Administrative Agent and Collateral Agent, Deutsche Bank Securities Inc., as Joint Lead Arranger and Book Manager, J.P. Morgan Securities Inc., as Joint Lead Arranger, Book Manager and sole Syndication Agent and First Union Securities, Inc., as Original Syndication Agent, and Credit Lyonnais New York Branch, as Original Documentation Agent (the “Amended and Restated Credit Agreement”), the parties hereto have agreed to enter into this Amendment.
     B. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Intercreditor Agreement, as amended by this Amendment or the Credit Agreement, as applicable.
     In consideration of the premises and the agreements, provisions and covenants contained herein, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:
     SECTION 1. Amendment to Section 1. Section 1 of the Intercreditor Agreement is hereby amended by deleting the defined terms “Borrower,” “Common Collateral,” “CSC,” “Guarantor,” “Noteholder Collateral,” and “Obligors” and the following defined terms shall be added to Section 1 in alphabetical order:
     “Borrower” means, prior to the Merger Event, Coinmach Corporation, a Delaware corporation, and after the Merger Event, either Coinmach Corporation or CSC as successor to Coinmach Corporation.
     “Common Collateral” means, prior to the Merger Event, the Collateral, as such term is defined in the Holdings Pledge Agreement and after the Merger Event, the Pledged Stock and Pledged Interests (each as defined in the Credit Party Pledge Agreement).
     “Credit Party Pledge Agreement” is defined in the Credit Agreement; provided that the term “Credit Party Pledge Agreement” shall include any amendment (including Amendment No. 1 thereto dated as of the date hereof), amendment and restatement, supplement or other modification thereto and any other document or instrument evidencing the Guarantor’s pledge of Common Collateral under any Future First-Lien

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Credit Facility as any such document or instrument may from time to time be amended, supplemented, amended and restated or otherwise modified in a manner not inconsistent with this Agreement.
     “CSC” means, prior to the Merger Event, Coinmach Service Corp., a Delaware corporation, and after the Merger Event, either Coinmach Service Corp. or Coinmach Corporation as successor to CSC.
     “Guarantor” means, prior to the Merger Event, Coinmach Laundry Corporation, a Delaware corporation, and after the Merger Event, either CSC or Borrower, whichever survives the Merger Event.
     “Holdings” means Coinmach Laundry Corporation, a Delaware corporation.
     “Merger Event” shall mean either (1) the consolidation or merger of CSC and Holdings with and into the Borrower, or (2) the consolidation or merger of Holdings and the Borrower with and into CSC.
     “Noteholder Collateral” means, prior to the Merger Event, any assets of CSC and its subsidiaries other than Borrower and its subsidiaries, whether real, personal or mixed, on which the Noteholders or any of them now or hereafter holds a Lien as security for any Noteholder Claim (regardless of the effect of the application of any laws relating to fraudulent transfers or conveyances) and after the Merger Event, any of the Pledged Stock and Pledged Interests (each as defined in the Credit Party Pledge Agreement) of Borrower (regardless of the effect of the application of any laws relating to fraudulent transfers or conveyances).
     “Obligors” means prior to the Merger Event, Borrower, Coinmach Laundry Corporation and each of the Subsidiary Guarantors (as defined in the Credit Agreement), and after the Merger Event, Borrower and each of the Subsidiary Guarantors (as defined in the Credit Agreement).
     SECTION 2. Defined Terms. All references to the “Credit Agreement” in the Inter-creditor Agreement shall be deemed to refer to the Amended and Restated Credit Agreement.
     SECTION 3. Conditions Precedent. The effectiveness of this Amendment (the “Amendment Effective Date”) is subject to the prior or contemporaneous satisfaction of (i) the execution and delivery hereof by each party listed on the signature pages hereto and (ii) each of the conditions to the effectiveness of the Amended and Restated Credit Agreement.
     SECTION 4. Intercreditor Agreement. Except as specifically provided hereby, the Intercreditor Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Intercreditor Agreement in any Loan Document or any Noteholder Document shall mean Intercreditor Agreement as modified hereby.
     SECTION 5. Applicable Law. This Amendment shall be governed by, and be construed in accordance with, the laws of the State of New York.

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     SECTION 6. Joinder. Borrower and each party hereto who executes this Amendment as a New Guarantor hereby agrees to be bound by all of the terms, covenants and conditions set forth in the Intercreditor Agreement, as amended by this Amendment. Borrower and each New Guarantor hereby agrees, with respect to itself, to each of the terms applicable to such party contained in the Intercreditor Agreement, as amended by this Amendment.
     SECTION 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
     SECTION 8. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

First Lien Collateral Agent:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as First Lien Collateral Agent

By:	/s/ Carin M. Keegan

Name: Carin M. Keegan
Title: Vice President

	Address:	60 Wall Street
New York, NY 10005

By:	/s/ Evelyn Thierry

Name: Evelyn Thierry
Title: Vice President

	Address:	60 Wall Street
New York, NY 10005

Second Lien Collateral Agent:

THE BANK OF NEW YORK,
as Second Lien Collateral Agent

By:	/s/ Julie Salovitch-Miller

Name: Julie Salovitch-Miller
Title: Vice President

	Address:	101 Barclay Street
Floor 8W
New York, NY 10286
ATTN: Corporate Trust
Administration
Fax: (212) 815-5707

COINMACH CORPORATION, as Borrower

By:	/s/ Robert M. Doyle

Name: Robert M. Doyle
Title: Chief Financial Officer

COINMACH LAUNDRY CORPORATION, as a Guarantor

By:	/s/ Robert M. Doyle

Name: Robert M. Doyle
Title: Chief Financial Officer

SUPER LAUNDRY EQUIPMENT CORP., as a New Guarantor

By:	/s/ Robert M. Doyle

Name: Robert M. Doyle
Title: Chief Financial Officer

GRAND WASH & DRY LAUNDERETTE, INC., as a New Guarantor

By:	/s/ Robert M. Doyle

Name: Robert M. Doyle
Title: Chief Financial Officer

APPLIANCE WAREHOUSE OF AMERICA, INC., as a New Guarantor

By:	/s/ Robert M. Doyle

Name: Robert M. Doyle
Title: Vice President

AMERICAN LAUNDRY FRANCHISING CORP., as a New Guarantor

By:	/s/ Thomas Siegel

Name: Thomas Siegel
Title: Chief Financial Officer

Address for Borrower and the Guarantors: 303 Sunnyside Boulevard Suite 70 Plainview, NY 11803 Attn: Chief Financial Officer Facsimile Number: (516) 349-8535